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                                                                   EXHIBIT 23.1

                 CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS

As independent chartered accountants, we hereby consent to the incorporation of our report dated August 12, 1997 as to which the date of Consent is September 26, 1997, included in this Form 10-K, into Discreet Logic Inc.'s previously filed Registration Statement on Form S-8, File No. 39-97400 and on Form S-3, File No. 333-34739.

                                          /s/ Arthur Andersen & Cie
                                          Chartered Accountants

Montreal, Canada
September 26, 1997